UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities and Exchange Act of 1934

Date of Report (date of earliest event reported): June 22, 2009

THE PBSJ CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Florida	000-30911	59-1494168
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5300 West Cypress Street

Suite 200

Tampa, Florida 33607

(Address of principal executive office)

Registrant’s telephone number, including area code (813) 282-7275

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On June 22, 2009, The PBSJ Corporation, a Florida corporation (the “Company”) and its wholly-owned subsidiary, Peter R. Brown Construction, Inc. (“Peter Brown”), entered into Amended and Restated Employment Agreements (as amended, the “Amended Employment Agreements”) with each of Judy Mitchell (who is also a director and executive officer of the Company), John R. Stewart and Eduardo Vargas (each, an “Employee” and collectively, the “Employees”) to amend, among other things, the terms of the Employee’s performance bonus payments and change of control payments under each of their existing employment agreements (collectively, the “Existing Agreements”). Except as described herein, the material terms and conditions of the Existing Agreements remain in full force and effect.

In lieu of any performance bonus amounts payable under the terms of the Existing Agreements, the Amended Employment Agreements provide that each Employee is entitled to receive a cash performance bonus for prior services rendered of $1,000,000 on or before July 1, 2009. In addition, each Employee will be eligible to receive an additional cash performance bonus on or before December 31, 2011 of up to an additional $1,000,000 (“Additional Performance Bonus”) based on Peter Brown’s (x) backlog at September 30, 2011 and (y) cumulative earnings before interest and taxes during the period from January 1, 2009 to September 30, 2011. Two-thirds of such Additional Performance Bonus amounts payable under the Amended Employment Agreements will be based on Peter Brown’s achieving certain earnings targets (although no Additional Performance Bonus based on earnings will be paid if Peter Brown achieves less than 75% of its earnings targets), and one-third of such Additional Performance Bonus amounts payable under the Amended Employment Agreements will be based on Peter Brown achieving certain targeted backlog amounts.

In lieu of any change of control payments payable under the terms of the Existing Agreements, the Amended Employment Agreements provide that upon a change of control (as defined in each Seller’s Amended Employment Agreement) of Peter Brown, Peter Brown is required to pay to each Seller an amount equal to $666,667.

The foregoing description of the Amended Employment Agreements is not complete and is qualified in its entirety by reference to the full text of the Amended Employment Agreements, a form of which is filed herewith as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Form of Amended and Restated Employment Agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE PBSJ CORPORATION

Date: June 23, 2009	By:	/s/ Donald J. Vrana
	Name:	Donald J. Vrana
	Title:	Chief Financial Officer

Index to Exhibits

Exhibit No.	Description
10.1	Form of Amended and Restated Employment Agreement.

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